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                                                                    Exhibit 99.2



                   MODIFICATION AND REAFFIRMATION OF GUARANTY

      This MODIFICATION AND REAFFIRMATION OF GUARANTY (this "Reaffirmation") is made and entered into effective as of December 15, 2004, by and between Big 5 Sporting Goods Corporation, a Delaware corporation (the "Guarantor"), and The CIT Group/Business Credit, Inc., a New York corporation, as agent for the Lenders described below (in its capacity as agent, the "Agent"). All initially capitalized terms used but not defined herein have the meaning given to them in that certain Second Amended and Restated Financing Agreement dated as of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "Second Restated Financing Agreement") by and among Big 5 Corp., a Delaware corporation, Big 5 Services Corp., a Virginia corporation (collectively, the "Borrowers"), the Agent, and the lenders party thereto from time to time (the "Lenders").

                                    RECITALS:

      A. The Borrowers, the Agent, and the Lenders have previously entered into that certain Amended and Restated Financing Agreement, dated as of March 20, 2003 (as amended and modified, from time to time, the "First Restated Financing Agreement").

      B. In connection with and in consideration of the First Restated Financing Agreement, the Guarantor executed and delivered to the Agent, for the benefit of the Lenders, that certain Modification and Reaffirmation of Guaranty dated as of March 20, 2003, whereby the Guarantor reaffirmed that certain Guaranty dated March 8, 1996 (as amended, modified or supplemented, the "Guaranty") executed and delivered in connection with that certain Financing Agreement dated March 8, 1996.

      C. In connection with and in consideration of the Second Restated Financing Agreement, and in order to induce the Agent and Lenders to enter into the Second Restated Financing Agreement, the Guarantor desires to: (i) reaffirm all of its representations, warranties, covenants, agreements, waivers, indebtedness, liabilities, and obligations under the Guaranty; and (ii) acknowledge and agree that the Guaranty remains in full force and effect, including without limitation, with respect to the payment and performance of the Obligations.

      D. The Guaranty and any other documents or instrument executed in favor of the Agent or the Lenders in connection with the Guaranty are collectively referred to herein as the "Guaranty Agreements".

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Reaffirmation. The Guarantor hereby: (a) consents to and approves all of the terms of the Second Restated Financing Agreement, including without limitation, the extension of the Term Loan; (b) ratifies and confirms all of its indebtedness, liabilities, and obligations under the Guaranty Agreements; (c) reaffirms that all of its representations and warranties made in the
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Guaranty Agreements remain true and correct as of the date of this Reaffirmation
(except to the extent that such representations or warranties are expressly made only as of another specific date); (d) reaffirms all of its covenants, agreements, indebtedness, liabilities, and obligations under the Guaranty Agreements, which include without limitation, the payment and performance of the Obligations; (e) reaffirms all waivers, including without limitation, all suretyship waivers, under the Guaranty Agreements; (f) agrees that the Guaranty Agreements remain in full force and effect; (g) agrees that the Guaranty Agreements continue to constitute the legal, valid, and binding obligations of the Guarantor enforceable against it in accordance with the terms of the Guaranty Agreements and that such obligations shall not be discharged or affected by any modification, extension, renewal, or amendment of the terms of the Second Restated Financing Agreement or the Financing Documents; and (h) agrees and acknowledges that there are no defenses, counterclaims, or set-offs to the Guaranty Agreements or the covenants, agreements, indebtedness, liabilities, and obligations of the Guarantor under the Guaranty Agreements, and agrees that any (if any) such defenses, counterclaims, or set-offs are hereby expressly waived. All references to the "Agreement" contained in the Guaranty Agreements shall be deemed to be references to the Second Restated Financing Agreement.

      2. Effectiveness. The Guarantor acknowledges and agrees that, notwithstanding anything to the contrary in the Guaranty Agreements or any other agreement or document in connection therewith, the Guaranty Agreements shall apply with full force and effect to all of the obligations of the Borrowers arising under the Second Restated Financing Agreement.

      3. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA AND APPLICABLE LAWS OF THE U.S. THE GUARANTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR CLAIM OF ANY NATURE RELATING TO THIS REAFFIRMATION, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS REAFFIRMATION, AND ANY TRANSACTION CONTEMPLATED BY ANY OF SUCH DOCUMENTS.

      4. Counterparts. This Reaffirmation may be executed in any number of counterparts, and by telecopy, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Reaffirmation by signing any such counterpart.

      5. Severability. Any provision of this Reaffirmation held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Reaffirmation and the effect of invalidation or unenforceability shall be confined to the provision held to be invalid or unenforceable.

      6. Successors and Assigns. This Reaffirmation shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns and is binding upon the Guarantor and its successors and assigns; provided, however, that the Guarantor may not assign or transfer any of its obligations hereunder without the prior written consent of the Agent.
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      7. Headings. The headings, captions, and arrangements used in this
Reaffirmation are for convenience only, are not a part of this Reaffirmation, and shall not affect its interpretation.

      8. ENTIRE AGREEMENT. THIS REAFFIRMATION REPRESENTS THE FINAL AGREEMENT BETWEEN THE GUARANTOR AND THE AGENT RELATING TO THE SUBJECT MATTER OF THIS REAFFIRMATION AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ANY OF THE GUARANTOR, THE AGENT, OR THE LENDERS. THIS REAFFIRMATION SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS REAFFIRMATION.

                  [Remainder of Page Intentionally Left Blank.]
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      IN WITNESS WHEREOF, the parties hereto have caused this Reaffirmation to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

      Agreed and accepted, as of the date first written above, with the intent to be legally bound.

                                          GUARANTOR:

                                          BIG 5 SPORTING GOODS CORPORATION


                                          By:    /s/ STEPHEN G. MILLER
                                                 -------------------------------
                                          Name:  Stephen G. Miller
                                                 -------------------------------
                                          Title: President and Chief Executive
                                                 Officer
                                                 -------------------------------


                                          AGENT:

                                          THE CIT GROUP/BUSINESS CREDIT, INC.

                                          By:    /s/ ADRIAN AVALOS
                                                 -------------------------------
                                          Name:  Adrian Avalos
                                                 -------------------------------
                                          Title: Vice President
                                                 -------------------------------